Exhibit 99.1

$50 Million Convertible Senior Note Offering Bill Transier, John Seitz Co-Chief Executive Officers January, 2005

Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "unrisked gross and net potential reserves" which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Offering Summary Issuer: Endeavour International Corporation (Amex: END) Offering: Convertible Senior Notes Due 2012 Size: $50 Million (plus 20% allotment) Recent Share Price (01/07/05): $3.83 Coupon Range: 5.5 - 6.0% Conversion Premium Range: 30 - 35% Maturity: 7 years Issuer Call Provision: 5 year non-call; callable thereafter at par Change of Control Put: At par plus accrued and unpaid interest Use of Proceeds: Exploration and development, business development, other corporate purposes Placement Agents: JP Morgan (bookrunner); Sanders Morris Harris (co-manager) Anticipated Pricing: Week of January 10, 2005

Investment Opportunity Proven management team Experienced and successful technical, business development and support staff North Sea poised for renaissance Pre-eminent 3D seismic data base foundation (includes Mega Merge) Aggressive multi-country strategy Attractive exploration, exploitation, commercialization and acquisition targets Underpinned by significant Thailand gas discovery

Management Team Position Experience William L. Transier Founder and 29 Years EVP, CFO of Ocean Energy, Partner at KPMG Co-CEO Director of Reliant Resources/Cal Dive International John N. Seitz Founder and 30 Years CEO, COO, and President of Anadarko Petroleum, Co-CEO Director of Input/Output, Inc. and Elk Petroleum Michael D. Cochran EVP Exploration 37 Years SVP Strategy & Planning of Anadarko Petroleum, VP World-Wide Exploration of Anadarko Petroleum H. Don Teague EVP Administration 30 Years EVP and General Counsel of ICG Communications, General Counsel Partner at Vinson & Elkins Bruce H. Stover EVP Operations 32 Years SVP Worldwide Business Development for Anadarko Business Dev. Petroleum, General Manager of Anadarko Algeria Ronald A. Bain VP Geosciences 30 Years Manager/International Exploration, Anadarko Petroleum Bill Guest VP and Managing 30 Years Production operations and geologist at Shell and Saxon, Operations Technical and Business Development Director at Director/Norway Monument Oil and Gas PLC James W. Munns VP Exploration 30 Years Project Manager/ UKCS Promote (UK DTI) Manager Geosciences and Strategy/Amoco Robert L. Thompson VP, Chief Accounting 34 Years VP and Controller of Ocean Energy, CERA, Officer and Corp. Controller and VP Planning at Oryx Planning

North Sea Production Decline More must be found to flatten decline curve, maintain self sufficiency Daily Rate (MMBOEPD) 0.0 1.0 2.0 3.0 4.0 5.0 Forecast Probables YTF 1970 1980 1975 1985 1990 1995 2000 2005 2015 2010 1965 Consumption DTI HIGH DTI LOW

Mega Merge Database UK Central Graben 35,000 km2 Norway Northern North Sea 10,000 km2 Norway Central Graben 9,200 km2 UK Southern North Sea 22,000 km2 Norway South Viking Sea 3,000 km2 Dutch North Sea 15,000 km2

Mega Merge Database Relative to Gulf of Mexico SNS NNS CNS PGS Mega Surveys .. CNS - 47,200 km2 SNS - 22,000 km2 NNS - 10,000 km2 DNS - 15,000 km2 Total - 94,200 km2 DNS

How We Started February 2004 Use of Original Offering Proceeds (Feb. 2004) Gross proceeds of $50 million - Purchase of securities -- $5.3 million - Redeem convertible debenture -- $1.5million - Fees and expenses -- $2.8 million ProForma and Adjusted Capitalization (Feb. 2004) - Simplified capital structure - No debt - Cash of $40 million - Book value of $62 million - Market capitalization in excess of $250 million

What We Have Accomplished Acquired license for 3D Mega Merge (79,200 KM2 of seismic data) Merged with CSOR, creating Endeavour (Feb. 26, 2004) Completed listing on American Stock Exchange Granted 18 blocks (9 licenses) in 22nd round of UKCS (600,000+ acres) Generated portfolio of exploration prospects with over 1 billion BOE of gross upside potential Raised common equity, sold non-core assets, eliminated all debt and simplified capital structure Pre-qualified as licensee in Norway Participated in two successful appraisal wells in Thailand Acquired OER - strategic entry into Norway Awarded two exploration licenses in Norway Expanded 3D Mega Merge into Holland (15,000 KM2 of seismic data)

2005 Activity UK 22nd round work program Participation in UK 23rd round Drill up to 4 exploration wells in UKCS Participation in 9 development/exploitation wells in Norway Holland expansion Thailand development

North Sea Opportunity UK: DTI estimates 16B BOE yet-to-be discovered Norway: NPD estimates 24B BOE yet-to-be discovered 30 - 50% success rates and attractive economics for sizeable fields (20-50 MMBOE) Mega Merge proves effective in high grading opportunities "New" acreage available due to "fallow" process 22nd round - UK (2004 - END awarded 18 blocks) APA round - Norway (2004) 18th round - Norway (2004) 23rd round - UK (2005)

Endeavour Assets

Location: Offshore UK, Norway, and Holland Data Sets: • Mega Merge (94,200 KM2) • Digital Atlas • Regional structural mapping on 11 horizons • Pressure data (573 wells) • Well database (greater than 1,000 wells) • Biostratigraphic database (600 wells) Current • Seismic mapping Operations: • Seismic analysis • Geologic analysis and mapping • Reservoir characterization • Petrophysical studies • Seismic reprocessing (proprietary PSDM, AVO) • Seismic acquisition design (proprietary 2D long offset) North Sea Data

Location: 125 km west of Bergen Water Depth: 430 ft. Endeavour WI: 4.44% Production: 26,000 BOPD (gross) 1,200 BOPD (net) Number of Wells: 20 producers 8 water injectors Partners: Norsk Hydro 20% (operator), Paladin 20%, Esso 13.8%, Petoro 14.3%, Statoil 12.7%, Agip 12.3%, Revus 2.5% Current • Drilling new sidetrack wells (infill) Operations/Plan: • Optimizing water injection • Evaluating satellite exploration/exploitation Brage Field - Norway

Location: 30 km west of Draugen Field in Haltenbanken Area Water Depth: 1,000 ft. Endeavour WI: 2.5% Production: 27,000 BOPD (gross) 785 BOPD (net) Number of Wells: 12 producers, 4 gas injectors Partners: Norsk Hydro 20% (operator), GdF 20%, Mobil 20%, Ruhrgas 15%, Paladin 15%, Petoro 7.5% Current • Infill drilling program Operations/Plan: • Shut-off high gas production intervals • Gas blow down projects (1st gas in '07) • IOR project evaluations (water flood, WAG) Njord Field - Norway

Location: Northern Sea Water Depth: 845 ft. Endeavour WI: 49% Production: None (gross) None (net) Number of Wells: 2 test wells Partners: RWE 51% (operator) Current • Stranded gas/gas condensate Status: discovery - 500 BCF potential recovery • Evaluating commercialization schemes Agat Field (Non-Producing) - Norway

Location: Onshore Northern Thailand Gross Endeavour WI: 7%* Production: Q2' 06 70 MMCFD (gross) 5 MMCFD (net) Number of Wells: 3 current (non-production) Partners: Amerada Hess 35%, APICO 35%*, PTTEP 20%, ExxonMobil 10% Current • Flow and pressure testing Operations/Plan: of 2 successful appraisal wells ('04) • Finalizing plan of development • Initiate approval of pipeline to Nam Phong power plant * Endeavour Interest Through APICO Phu Horm - Thailand 5km Western pinch-out of Pha Nok Khao Western pinch-out of Si That

Endeavour Investment Opportunity

North Sea Economics Government Take Comparison 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Norway Netherlands US GOM UK Corporation Tax Petroleum Tax Royalty Lambert Energy Advisory

North Sea Economics Norway and Non-Southern Gas Basin, UK - last 5 years Discovery sizes average 45 MMBOE Success rate between 30 - 50 percent UK Economics - 30 MMBO tieback at $35/BBL - 70% IRR Norway Economics - 30 MMBO tieback at $35/BBL - 30% IRR Netherlands and Southern Gas Basin, UK - last 5 years 90 to 120 BCF average discovery sizes Success rate between 30 - 50 percent UK Economics - 50 BCF tieback at $5/MCF - 35% IRR

Water Total GROSS Block Prospect Name NRI % Depth Well Depth DHC M$ 21/11c Aquamarine 100 370' 4,000' 6,440 21/21c Sapphire 100 370' 6,300' 8,000 21/11c Garnet 100 370' 9,500' 12,000 21/11c Peridot 100 370' 8,000' 10,500 20/15b, 21/11c Tourmaline 100 300' 8,800' 10,000 20/15b Amethyst 100 320' 6,000' 8,000 21/20c Citrine 100 320' 13,000' 17,500 31/26b, 39/1b Lousiana 60 230' 10,000' 10,000 31/26b, 39/1b Texas 60 230' 10,000' 10,000 31/26b, 39/1b South Flora 60 230' 9,000' 10,000 30/23b Carolina 60 250' 11,000' 10,000 30/23b Virginia 60 250' 11,000' 10,000 22/24e Michigan 60 300' 13,500' 20,000 23/16e,17b Crespo 47.5 300' 13,500' 20,000 23/16e,17b Smicer 47.5 300' 13,500' 20,000 42/10,15 42/10b-2z disc 50 238' 8,500' 9,000 42/21,22 Prometheus* 45 176' 9,200' 8,000 44/21c,26b Lead A 25 120' 14,000' 21,000 43/22,23 & 43/27b,28,29 Leman Fringe Play 25 200' 11,000' 9,000 Gross/Net Total P50 Potential (MMBOE) 624/404 Gross/Net Total Upside Potential (MMBOE) 1,082/702 *Subject to concluding farm-in agreement and mutually acceptable JOA Note: Interests currently held may change as a result of partner elections or future drilling requirements. Exploration Prospects - UK

Potential Value of UK Exploration Portfolio Unrisked gross reserve potential (MMBOE) 624 624 624 Assumed success rate 25% 35% 45% Potential reserves (MMBOE) at assumed success rate 156 218 280 Estimated value of potential reserves ($MM) 1,872 2,616 3,360 Estimated value of exploration and development costs ($MM) 1,160 1,532 1,900 712 1,084 1,460 Endeavour NRI 65% 65% 65% Estimated net value at assumed success rate ($MM) 463 705 949 Note: This model is based on events that have not yet occurred. See cautionary statement.

UK and Southern Norway Oil & Gas Fields and Infrastructure

UK and Southern Norway Mega Merge, Endeavour Blocks, Fallow Blocks UK Endeavour: 600,000 acres Mega Merge: 94,200 KM2 (inc. Holland) Fallow Blocks: Endeavour Licensed Blocks:

Exploration Prospects P.1184 44/21c & 44/26b • Lead A P.1236 43/22, 43/23, 43/27b, 43/28 & 43/29 • Leman Fringe Play P.1180 23/16e & 23/17b • Crespo • Smicer P.1132 42/21 & 42/22 • Prometheus P.1230 42/10b-2z • Discovery/Prospect P.1183 31/26b & 39/1b • Louisiana • Texas • South Flora P.1229 30/23b • Carolina • Virginia P.1176 21/11c & 20/15b • Aquamarine • Sapphire • Garnet • Peridot • Tourmaline • Amethyst P.1220 21/20c • Citrine P.1223 22/24e • Michigan

Prometheus Prospect P.1132, 42/21 & 42/22 Area of good quality sand Possible Well Location Cross section Top Leman Sandstone Depth Map

Prometheus Prospect Possible Well Location

Discovery Prospect P.1230, 42/10 & 42/15 Whitby Sandstone Gross Pay Isopach (m) Cross section Base reservoir subcrop onto Base Permian unconformity Possible Well Location

Prospect 42/10b-2z GWC ~8034 ft ss 42/10b-2, 2z 42/15a-2 42/15b-1 42/10a-1 Bunter Chalk LK/Jurassic Zechstein Whitby Member sandstone Namurian 5km N S

Prospect Map Flora Field Fife Field Fergus Field Texas Louisiana 31/26b 39/1b 5 Km N South Flora Louisiana, Texas & South Flora Prospects P.1183, 31/26b & 39/1b Possible Well Location Possible Well Location Cross section

NE SW 5km South Flora Texas and Louisiana Louisiana, Texas & South Flora Prospects Conceptual Well Location Conceptual Well Location

Endeavour Investment Summary Experienced and successful management team North Sea - focused strategy Potential to create significant growth and long-term value Attractive risk/reward profile

Cautionary Statement This document has been prepared solely for use at the roadshow held in connection with the proposed offering and sale of the notes of the company. No representation or warranty express or implied is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the information or opinions contained herein. This document does not constitute an offer or invitation to purchase or subscribe for any notes and neither it nor any part of it shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any decision to purchase the notes in the offering should be made solely on the basis of the information contained in the final private placement memorandum. The notes will only be offered to qualified institutional buyers in accordance with the rules under the Securities Act of 1933. The notes and the common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933 or the securities laws of any other jurisdiction. Unless they are registered, the notes may be offered and sold only in transactions that are exempt from registration under the Securities Act of 1933 or the securities laws of any other jurisdiction.